POWER OF ATTORNEY

The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Terry K. Glenn, Donald C. Burke, Robert C. Doll, Jr. and Joseph T. Monagle, Jr. or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: CBA Money Fund; CMA Government Securities Fund; CMA Money Fund; CMA Multi-State Municipal Series Trust; CMA Tax-Exempt Fund; CMA Treasury Fund; Debt Strategies Fund, Inc.; Debt Strategies Fund II, Inc.; Debt Strategies Fund III, Inc.; Global Financial Services Master Trust; Merrill Lynch Corporate Bond Fund, Inc.; Merrill Lynch Global Financial Services Fund, Inc.; Merrill Lynch U.S. High Yield Fund, Inc.; Merrill Lynch Global Utility Fund, Inc.; Merrill Lynch High Income Municipal Bond Fund, Inc.; Merrill Lynch Municipal Bond Fund, Inc.; Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust; Merrill Lynch Strategic Dividend Fund; Merrill Lynch Municipal Strategy Fund, Inc.; Merrill Lynch Senior Floating Rate Fund, Inc.; Merrill Lynch Senior Floating Rate Fund II, Inc.; Master Senior Floating Rate Trust; Mercury Senior Floating Rate Fund, Inc.; Merrill Lynch Utility Income Fund, Inc.; MuniHoldings Fund, Inc.; MuniHoldings Fund II, Inc.; MuniHoldings Insured Fund, Inc.; MuniHoldings Insured Fund IV, Inc.; MuniHoldings California Insured Fund V, Inc.; MuniHoldings Florida Insured Fund; MuniHoldings Florida Insured Fund V; MuniHoldings New Jersey Insured Fund, Inc.; MuniHoldings New Jersey Insured Fund IV, Inc.; MuniHoldings New York Insured Fund, Inc.; MuniVest Fund, Inc.; MuniVest Fund II, Inc.; Senior High Income Portfolio, Inc., The Corporate Fund Accumulation Program; The Municipal Fund Accumulation Program; Master Internet Strategies Trust; Mercury Internet Strategies Fund, Inc.; Merrill Lynch Internet Strategies Fund, Inc.; Merrill Lynch Americas Income Fund, Inc.; Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch EuroFund; Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch Global Bond Fund for Investment and Retirement; Mercury Global Holdings, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Merrill Lynch Global Technology Fund, Inc.; Merrill Lynch Global Value Fund, Inc.; Merrill Lynch Healthcare Fund, Inc.; Merrill Lynch International Equity Fund; Merrill Lynch Latin America Fund, Inc.; Merrill Lynch Pacific Fund, Inc.; Merrill Lynch Short-Term Global Income Fund, Inc.; and Worldwide DollarVest Fund, Inc.

The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Susan B. Baker, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Developing Capital Markets Fund, Inc.; Merrill Lynch Global SmallCap Fund, Inc.; Master Internet Strategies Trust; Mercury Internet Strategies Fund, Inc.; Merrill Lynch Internet Strategies Fund, Inc.; and Merrill Lynch Latin America Fund, Inc.

The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Phillip S. Gillespie, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: CBA Money Fund; CMA Government Securities Fund; CMA Money Fund; CMA Multi-State Municipal Series Trust; CMA Tax-Exempt Fund; CMA Treasury Fund; Merrill Lynch Americas Income Fund, Inc.; Merrill Lynch Dragon Fund, Inc.; Merrill Lynch Global Allocation Fund, Inc.; and Merrill Lynch Global Bond Fund for Investment and Retirement.

The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Robert Harris, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Mercury Global Holdings, Inc.; Merrill Lynch Healthcare Fund, Inc.; and Merrill Lynch International Equity Fund.

The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Bradley J. Lucido, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Debt Strategies Fund, Inc.; Debt Strategies Fund II, Inc.; Debt Strategies Fund III, Inc.; Merrill Lynch Senior Floating Rate Fund, Inc.; Merrill Lynch Senior Floating Rate Fund II, Inc.; Master Senior Floating Rate Trust; Mercury Senior Floating Rate Fund, Inc.; Senior High Income Portfolio, Inc.; and Merrill Lynch U.S. High Yield Fund, Inc.

The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Lori Martin, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Global Value Fund, Inc.; and Merrill Lynch Pacific Fund, Inc.

The undersigned, the Directors/Trustees and the Officers of the registered investment company listed below, hereby authorize Allan J. Oster, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for the following registered investment company and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Short-Term Global Income Fund, Inc.

The undersigned, the Directors/Trustees and the Officers of the registered investment company listed below, hereby authorize Alice A. Pellegrino, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for the following registered investment company and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: MuniHoldings Insured Fund, Inc.

The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Robert E. Putney, III, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment

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thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch EuroFund; and Merrill Lynch Global Technology Fund, Inc.

The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize Ira P. Shapiro, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Worldwide DollarVest Fund, Inc.; Merrill Lynch Utility Income Fund, Inc.; Merrill Lynch Corporate Bond Fund, Inc.; Merrill Lynch Global Utility Fund, Inc.; The Corporate Fund Accumulation Program; Global Financial Services Master Trust; Merrill Lynch Global Financial Services Fund, Inc. and Merrill Lynch Strategic Dividend Fund.

The undersigned, the Directors/Trustees and the Officers of each of the registered investment companies listed below, hereby authorize William E. Zitelli, Jr., as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission: Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust; Merrill Lynch High Income Municipal Bond Fund, Inc.; Merrill Lynch Municipal Strategy Fund, Inc.; MuniHoldings Fund, Inc.; MuniHoldings Fund II, Inc.; MuniHoldings Insured Fund IV, Inc.; MuniHoldings California Insured Fund V, Inc.; MuniHoldings Florida Insured Fund; MuniHoldings Florida Insured Fund V; MuniHoldings New Jersey Insured Fund, Inc.; MuniHoldings New Jersey Insured Fund IV, Inc.; MuniHoldings New York Insured Fund, Inc.; MuniVest Fund, Inc.; MuniVest Fund II, Inc; The Municipal Fund Accumulation Program; and Merrill Lynch Municipal Bond Fund, Inc.

Dated: July 31, 2000

/s/ Terry K. Glenn

Terry K. Glenn
(President/Principal Executive
Officer/Director/Trustee)

/s/ Donald C. Burke

Donald C. Burke
(Vice President/Treasurer/Principal
Financial and Accounting Officer)

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/s/ Ronald W. Forbes

Ronald W. Forbes
(Director/Trustee)

/s/ Cynthia A. Montgomery

Cynthia A. Montgomery
(Director/Trustee)

/s/ Charles C. Reilly

Charles C. Reilly
(Director/Trustee)

/s/ Kevin A. Ryan

Kevin A. Ryan
(Director/Trustee)

/s/ Roscoe S. Suddarth

Roscoe S. Suddarth
(Director/Trustee)

/s/ Richard R. West

Richard R. West
(Director/Trustee)

/s/ Arthur Zeikel

Arthur Zeikel
(Director/Trustee)

/s/ Edward D. Zinbarg

Edward D. Zinbarg
(Director/Trustee)

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